Exhibit 99.1

COMMITMENT AGREEMENT

THIS COMMITMENT AGREEMENT (this “Agreement”) dated as of August 15, 2008 to the Credit Agreement referenced below is among FTI Consulting, Inc., a Maryland corporation (the “Borrower”), the Guarantors identified on the signature pages hereto (the “Guarantors”), the Lenders identified on the signature pages hereto (the “Increasing Lenders”) and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

WITNESSETH

WHEREAS, a revolving credit facility has been extended to the Borrower pursuant to the Amended and Restated Credit Agreement (as amended, modified and supplemented from time to time, the “Credit Agreement”) dated as of September 29, 2006 among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent;

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower has the right to increase the Aggregate Revolving Commitments by up to $25 million with additional Revolving Commitments from existing Lenders and other institutions that qualify as Eligible Assignees; and

WHEREAS, each Increasing Lender has agreed to provide an additional Revolving Commitment in the amounts and on the conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2. Additional Revolving Commitments. Each Increasing Lender hereby agrees to provide the additional Revolving Commitment set forth on Schedule 1 hereto under the column “Additional Revolving Commitment”. Each of the Borrower, the Guarantors and the applicable Increasing Lender agrees that, after giving effect to the additional Revolving Commitment provided by such Increasing Lender pursuant to this Agreement, the total Revolving Commitment of such Increasing Lender shall be as set forth on Schedule 1 hereto under the column “Total Revolving Commitment”.

3. Conditions Precedent. This Agreement shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

(a) receipt by the Administrative Agent of this Agreement executed by the Borrower, the Guarantors and the Increasing Lenders;

(b) receipt by the Administrative Agent of a certificate from an executive officer of each Loan Party (x) attaching resolutions of the board of directors or board of managers, as applicable, of each Loan Party approving the increase in the Aggregate Revolving Commitments by up to $25 million pursuant to Section 2.14 of the Credit Agreement and (y) certifying that such resolutions have not been rescinded or modified, remain in full force and effect and are the only proceedings of the board of directors or board of managers, as applicable, of such Loan Party now in force relating to or affecting the matters referenced therein; and

(c) payment by the Borrower to the Administrative Agent of all fees owing in connection with the additional Revolving Commitments provided pursuant to this Agreement.

4. Reaffirmation of Representations and Warranties; No Default. Each Loan Party represents and warrants that (a) the representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier period) and (b) no Default or Event of Default exists.

5. Reaffirmation of Obligations. Each Loan Party (i) acknowledges and consents to this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement does not reduce or discharge its obligations under the Loan Documents.

6. Reaffirmation of Security Interests. Each Loan Party (i) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agrees that this Agreement shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

7. Counterparts; Delivery. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Agreement by facsimile or other electronic imaging means shall be effective as an original.

8. Governing Law. This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Commitment Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	FTI CONSULTING, INC., a Maryland corporation

	By:	/S/ ERIC B. MILLER
	Name:	Eric B. Miller
	Title:	Executive Vice President and General Counsel

GUARANTORS:	FTI, LLC, a Maryland limited liability company
FTI TECHNOLOGY LLC, a Maryland limited liability company
COMPASS LEXECON LLC, a Maryland limited liability company
FTI CAMBIO LLC, a Maryland limited liability company
FTI INTERNATIONAL LLC, a Maryland limited liability company
FTI GENERAL PARTNER, LLC, a Maryland limited liability company
FTI CONSULTING LLC, a Maryland limited liability company
FTI HOSTING LLC, a Maryland limited liability company
ASHTON PARTNERS, LLC, an Illinois limited liability company
FTI US LLC, a Maryland limited liability company
FTI RMCG ACQUISITION LLC, a Maryland limited liability company
FTI SMC ACQUISITION LLC, a Maryland limited liability company

	By:	/S/ ERIC B. MILLER
	Name:	Eric B. Miller
	Title:	Manager and Senior Vice President of each of the foregoing

FTI INVESTIGATIONS, LLC, a Maryland limited liability company

	By:	/S/ ERIC B. MILLER
	Name:	Eric B. Miller
	Title:	Manager, Vice President, Treasurer and Secretary

COMPETITION POLICY ASSOCIATES, INC., a District of Columbia corporation
STRATCOM HISPANIC, INC., a Florida corporation
FD MWA HOLDINGS, INC., a Delaware corporation
FD US COMMUNICATIONS, INC., a New York corporation
DITTUS COMMUNICATIONS INC., a District of Columbia corporation
RMCG CONSULTING, INC., a Florida corporation

	By:	/S/ ERIC B. MILLER
	Name:	Eric B. Miller
	Title:	Director and Senior Vice President of each of the foregoing

[SIGNATURE PAGES CONTINUE]

INCREASING LENDERS:	BANK OF AMERICA, N.A.

	By:	/S/ AMY HANSEN
	Name:	Amy Hansen
	Title:	Vice President

SUNTRUST BANK

	By:	/S/ J. MATTHEW ROWAND
	Name:	J. Matthew Rowand
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

	By:	/S/ D. JERMAINE JOHNSON
	Name:	D. Jermaine Johnson
	Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

	By:	/S/ ERIN MORRISSEY
	Name:	Erin Morrissey
	Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

	By:	/S/ OMAYRA LAUCELLA
	Name:	Omayra Laucella
	Title	Vice President

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/S/ ROBERTO O. SALAZAR
	Name:	Roberto O. Salazar
	Title:	Assistant Vice President